UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 20, 2003
                                                --------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)




          New York                   333-85954                   13-3789046
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

       270 Park Avenue
       New York, New York                                            10167
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       (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (212) 834-9280
                                                  ------------------------------




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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as exhibits are certain Structural Term Sheet and Collateral Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2003-ML1 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-85954) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

            The Structural Term Sheet and Collateral Term Sheet were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheet and Collateral Term Sheet.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------                -----------

(99.1) Structural Term Sheet and Collateral Term Sheet prepared by J.P. Morgan Securities Inc. and
                           Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated in connection with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-ML1.


(99.2) Collateral Term Sheet prepared by J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-ML1.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 21, 2003


                                    J.P. MORGAN CHASE COMMERCIAL
                                    MORTGAGE SECURITIES CORP.



                                    By:    /s/ Charles Lee
                                        --------------------------------------
                                        Name:  Charles Lee
                                        Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(99.1)                  Structural Term Sheet and                      E
                        Collateral Term Sheet
                        prepared by J.P. Morgan
                        Securities Inc. and Merrill
                        Lynch, Pierce, Fenner &
                        Smith Incorporated in
                        connection with J.P. Morgan
                        Chase Commercial Mortgage
                        Securities Corp., Commercial
                        Mortgage Pass-Through
                        Certificates, Series
                        2003-ML1.

(99.2)                  Collateral Term Sheet                          E
                        prepared by J.P. Morgan
                        Securities Inc. and Merrill
                        Lynch, Pierce, Fenner &
                        Smith Incorporated in
                        connection with J.P. Morgan
                        Chase Commercial Mortgage
                        Securities Corp., Commercial
                        Mortgage Pass-Through
                        Certificates, Series
                        2003-ML1.